FEDERATED LIMITED DURATION FUND
A Portfolio of Federated Total Return Series, Inc.
Institutional Shares
Institutional Service Shares
Supplement to Prospectuses dated November 30, 1998

Robert K. Kinsey is no longer a Portfolio Manager of this Fund. Accordingly, under the subsection entitled "Portfolio Manager's Background" on page 15, please delete the second paragraph and replace it with the following information:


     "Robert E. Cauley has been the Fund's Portfolio Manager since March 1999. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A. concentrating in Financing and Economics, from Carnegie Mellon University."

Randall S. Bauer remains as Portfolio Manager of the Fund and Mark E. Durbiano remain as Portfolio Manager of high yield corporate bonds asset category of the Fund.


                                                                  April 30, 1999






Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

Cusip 31428Q408
          31428Q309
G01744-05 (4/99)